UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 31, 2006
GATX Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8319 (Commission File) Number)	94-1661392 (IRS Employer Identification No.)

500 West Monroe Street Chicago, Illinois (Address of principal executive offices)	60661-3676 (Zip Code)
Registrant’s telephone number, including area code (312) 621-6200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Item 8.01. Other Events.
GATX Financial Corporation (“GFC” or the “Company”) is a wholly-owned subsidiary of GATX Corporation (GATX).
On August 31, 2006, GATX announced that it has signed definitive agreements for the sale of 22 aircraft, which are wholly owned and partnered through GFC, to AerCap Group (AerCap) and signed a letter of intent (LOI) to sell five additional partnered aircraft to AerCap. AerCap is a provider of aircraft and engine leasing, trading and asset management. The aircraft sales are expected to close over the next several months.
A copy of the news release announcing this action is included as an exhibit to this report.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
               99.1 News Release dated August 31, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX FINANCIAL CORPORATION

(Registrant)

/s/ Deborah A. Golden

Deborah A. Golden Vice-President, General Counsel and Secretary (Duly Authorized Officer)
Date: September 6, 2006

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
99.1	News Release of GATX Corporation, dated August 31, 2006, announcing definitive agreements for the sale of aircraft to AerCap Group.	Filed Electronically